Exhibit 99.2

Third Quarter 2007 Supplemental Data

Sunrise of Aurora – Aurora, ON

All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.

Third Quarter 2007 Supplemental Data

Triple-Net, Managed and Secured Loan Portfolio – Overview by Type (Dollars in Millions):1

Property Type	Number of Facilities	Number of Beds/Units/Square Feet		Number of States / Provinces	Ventas Investment	Cash Flow Coverage	Occupancy[2]	Annualized NNN Revenue[3]	Annualized Operating Property Revenue[4]	Total Annualized Revenue
Hospital – Stabilized Triple-Net	42	3,844 Beds		18	$369	2.9x	61%	$93	$0	$93
Skilled Nursing – Stabilized Triple-Net	197	24,687 Beds		29	$874	1.8x	88%	176	0	176
Senior Housing – Triple-Net & Loan	178	17,912 Units		32	$2,368	1.3x	89%	204	0	204
Senior Housing – Operating	78	6,284 Units		21	$1,960	N/A	93%	0	354	354
Medical Office – Stabilized	17	841,040 Square Feet		8	$156	N/A	97%	1	20	20
Medical Office – Lease-Up	2	181,903 Square Feet		2	$40	N/A	57%	0	3	3
Other – Stabilized Triple-Net	8	122 Beds		1	$7	4.0x	N/A	1	0	1

Total	522			45	$5,774	1.8x		$475	$376	$851

								56%	44%	100%

Triple-Net, Managed and Secured Loan Portfolio – Overview by State/Province:[1]

	Totals		Hospital		Skilled Nursing		Senior Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	42	8%	5	417	9	1,159	28	3,422	—	—	—	—
Massachusetts	38	7%	2	109	26	2,811	10	1,255	—	—	—	—
Ohio	35	7%	1	29	14	1,863	18	1,287	2	143,515	—	—
Pennsylvania	35	7%	2	115	6	797	25	1,686	2	112,269	—	—
Kentucky	31	6%	3	760	27	3,081	—	—	1	50,000	—	—
Florida	28	5%	6	511	—	—	16	1,636	6	206,644	—	—
Indiana	23	4%	1	59	13	1,968	9	1,002	—	—	—	—
North Carolina	23	4%	1	124	16	1,836	6	437	—	—	—	—
Illinois	21	4%	4	431	—	—	17	2,637	—	—	—	—
Texas	20	4%	7	496	—	—	2	215	3	78,622	8	122
All Other	226	43%	10	793	86	11,172	125	10,619	5	431,893	—	—

Total	522	100%	42	3,844	197	24,687	256	24,196	19	1,022,943	8	122

[1]	Totals may not foot due to rounding.

[2]

Occupancy shown for Senior Housing – Operating portfolio excludes communities in lease-up and those securing loans. Occupancy for triple-net properties is as of 2Q07 and occupancy for operating properties is as of 3Q07.

[3]	Annualized third quarter Ventas revenue assuming all events occurred at the beginning of the period.

[4]	Revenue reflects Ventas's portion only for joint venture assets.

Ventas, Inc.

Third Quarter 2007 Supplemental Data

Triple-Net Owned, Managed and Secured Loan Portfolio – Property Type Concentration (Dollars in Millions):1

Property Type	Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Senior Housing	256	$4,328	75%	$558	66%
Skilled Nursing	197	874	15%	176	21%
Hospitals	42	369	6%	93	11%
Medical Office	19	196	3%	23	3%
Other	8	7	NM	1	NM

Total	522	$5,774	100%	$851	100%

Triple-Net Owned, Managed and Secured Loan Portfolio – Operator Concentration (Dollars in Millions):1

Operator	Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%
Sunrise Senior Living	78	$1,960	34%	$354	42%
Brookdale Senior Living	83	1,386	24%	123	14%
Kindred Healthcare	203	935	16%	237	28%
Senior Care	66	625	11%	48	6%
Summerville Senior Living	16	196	3%	19	2%
Capital Senior Living	10	153	3%	13	1%
NexCore	4	92	2%	10	1%
Genesis Healthcare	11	88	2%	9	1%
Benchmark Assisted Living	4	55	1%	5	1%
Trans Healthcare	7	53	1%	7	1%
All Other	40	232	4%	26	3%

Total	522	$5,774	100%	$851	100%

Triple-Net Owned, Managed and Secured Loan Portfolio – State/Province Concentration (Dollars in Millions):1

State/Province	Property Count	Annualized Rent/Revenue[2]	%
California	42	$111	13%
Illinois	21	92	11%
Massachusetts	38	53	6%
Pennsylvania	35	48	6%
Ontario	8	44	5%
New Jersey	11	39	5%
Florida	28	37	4%
Ohio	35	30	3%
Colorado	14	29	3%
New York	14	28	3%
All Other	276	341	40%

Total	522	$851	100%

[1]	Totals may not foot due to rounding.

[2]	Annualized third quarter Ventas revenue assuming all events occurred at the beginning of the period. Operating asset revenue reflects Ventas's portion only for joint venture assets.

Ventas, Inc.

Third Quarter 2007 Supplemental Data

Same-Store Triple-Net Portfolio Trend Data for Properties Owned as of April 1, 2006:

		Sequential Quarter Comparison				Year Over Year Comparison
Property Type	Number of Facilities	1Q07 Cash Flow Coverage	2Q07 Cash Flow Coverage	1Q07 Occupancy	2Q07 Occupancy	2Q06 Cash Flow Coverage	2Q07 Cash Flow Coverage	2Q06 Occupancy	2Q07 Occupancy
Hospitals	40	3.2x	2.9x	63%	61%	3.7x	2.9x	58%	61%
Skilled Nursing	179	1.8x	1.8x	88%	88%	1.9x	1.8x	88%	88%
Senior Housing	125	1.3x	1.3x	91%	91%	1.2x	1.3x	91%	91%
Other	8	3.7x	4.0x	N/A	N/A	2.6x	4.0x	N/A	N/A

Total	352	1.9x	1.9x			2.0x	1.9x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned as of January 1, 2007:

		Sequential Quarter Comparison
Property Type	Number of Facilities	1Q07 Cash Flow Coverage	2Q07 Cash Flow Coverage	1Q07 Occupancy	2Q07 Occupancy
Hospitals	42	3.1x	2.9x	63%	61%
Skilled Nursing	197	1.8x	1.8x	88%	88%
Senior Housing	172	1.2x	1.3x	89%	89%
Other	8	3.7x	4.0x	N/A	N/A

Total	419	1.8x	1.8x

Ventas, Inc.

Third Quarter 2007 Supplemental Data

Medical Office Operating Portfolio Statistics:1

	Year Over Year Comparison
	Stabilized[2]		Same-Store Stabilized[2,3]		Lease-Up
	3Q07	3Q06	3Q07	3Q06	3Q07	3Q06
Number of properties:	10	8	8	8	1	—
Number of square feet:	391,287	259,185	259,185	259,185	81,286	—
Occupancy:	96%	99%	97%	99%	50%	—
Average annual rate per square foot:	$28	$27	$29	$27	$23	—

Operating revenue:	$2.6	$1.8	$1.8	$1.8	$0.3	—
Less expenses:	1.2	0.7	0.7	0.7	0.1	—
Total NOI:	1.4	1.1	1.1	1.1	0.1	—
Less joint venture share:	0.0	0.0	0.0	0.0	0.0	—
Ventas NOI:	$1.4	$1.1	$1.1	$1.1	$0.1	—

	Sequential Quarter Comparison
	Stabilized[2]		Same-Store Stabilized[2,3]		Lease-Up
	3Q07	2Q07	3Q07	2Q07	3Q07	CORRECTED 2Q07
Number of properties:	10	10	8	8	1	1
Number of square feet:	391,287	391,287	259,185	259,185	81,286	81,286
Occupancy:	96%	97%	97%	98%	50%	50%
Average annual rate per square foot:	$28	$27	$29	$27	$23	$23

Operating revenue:	$2.6	$2.6	$1.8	$1.8	$0.3	$0.2
Less expenses:	1.2	1.2	0.7	0.7	0.1	0.1
Total NOI:	1.4	1.4	1.1	1.1	0.1	0.1
Less joint venture share:	0.0	0.0	0.0	0.0	0.0	0.0
Ventas NOI:	$1.4	$1.4	$1.1	$1.1	$0.1	$0.1

[1]	Dollars in millions except for rate data.

[2]	Excludes one non-operating triple-net MOB classified as an operating MOB in prior Company disclosures.

[3]	Includes only those MOBs owned in both comparison periods.

Ventas, Inc.

Third Quarter 2007 Supplemental Data

Senior Housing Operating Portfolio Statistics:1

			CORRECTED
	Stabilized 3Q07	Lease-Up 3Q07	Stabilized 2Q07[2]	Lease-Up 2Q07[2]
Number of properties:	72	6	72	6
Number of units:	5,831	453	5,831	453
Resident day capacity:	633,972	50,600	420,351	28,650
Average resident occupancy:[3]	93%	61%	92%	48%
Average daily rate / resident fees:[3]	$167	$169	$163	$177

Operating revenue:	$98.7	$5.2	$63.7	$2.4
Less expenses:	65.7	4.2	42.6	2.6
Total NOI:	33.0	1.0	21.0	(0.2)
Less joint venture share:	4.7	0.2	3.0	0.0
Ventas NOI:	$28.3	$0.8	$18.0	($0.2)

[1]	Dollars in millions except for Average daily rate resident fees.

[2]	Results reflect May and June 2007 only.

[3]	2Q07 Average daily rate / resident fees and average resident occupancy for the lease-up communities have been revised based on the corrected occupancy and resident day capacity for the period.

Ventas, Inc.

Third Quarter 2007 Supplemental Data

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

	Number of Facilities	Sequential Quarter Comparison		Year Over Year Comparison
Ventas – Kindred Master Lease		1Q07	2Q07	2Q06	2Q07
1	83	2.3x	2.2x	2.5x	2.2x
2	41	2.4x	2.2x	2.9x	2.2x
3	38	2.1x	1.9x	2.5x	1.9x
4	41	2.5x	2.3x	2.6x	2.3x

Total	203	2.3x	2.2x	2.6x	2.2x

Property Type	Number of Facilities	1Q07	2Q07	2Q06	2Q07
Hospitals	38	3.2x	2.9x	3.7x	2.9x
Skilled Nursing Facilities	165	1.8x	1.8x	1.9x	1.8x

Total	203	2.3x	2.2x	2.6x	2.2x

[1]

Coverage reflects the ratio of Kindred's EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred's PeopleFirst Rehabilitation and Pharmacy Divisions for the twelve months ended June 30, 2007 has been eliminated from purchased ancillary expenses within the Ventas portfolio.

Ventas, Inc.

Third Quarter 2007 Supplemental Data

		Lease Rollover Year (Excluding Sunrise Operating Communities)[1]
	Totals	2007	2008	2009	2010	2011	Thereafter
Hospital - Stabilized Triple-Net:
Annualized Revenue	$92.9	—	—	—	$42.2	—	$50.6

Skilled Nursing - Stabilized Triple-Net:
Annualized Revenue	$176.5	—	$0.9	—	$79.2	—	$96.4

Senior Housing - Stabilized Triple-Net:
Annualized Revenue	$202.0	—	—	—	—	—	$202.0

Medical Office - Stabilized:
Annualized Revenue	$20.5	$0.7	$2.3	$2.0	$2.5	$2.3	$10.6

Medical Office - Lease-Up:
Annualized Revenue	$3.0	$0.0	$0.0	$0.0	$0.0	$0.2	$2.8

Other - Stabilized Triple-Net:
Annualized Revenue	$0.9	—	—	—	$0.9	—	—

Total:
Annualized Revenue	$495.8	$0.7	$3.2	$2.0	$124.8	$2.4	$362.5

[1]	Annualized third quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not foot due to rounding.

Ventas, Inc.

Third Quarter 2007 Supplemental Data

Company Development Data:

Properties in Lease-up:

Property Name	Company Ownership %	MSA	Property Type	Number of Residents or Beds/Units/ Square Feet	Actual/Projected Opening Date	Ventas Estimated/Actual Acquisition Date	Total Development Cost[1]	Ventas Fixed Purchase Price (incl. FPAC)[1]	Expected Stabilized Yield
Sunrise of Hillcrest	80%	Dallas	AL/ALZ	90 Residents /77 Units /56,500 SF	June 2006	April 2007	$14.6	$12.3	10.0%
Sunrise of Bloomfield Hills	80%	Detroit	AL/ALZ	92 Residents /76 Units /58,600 SF	July 2006	April 2007	21.3	17.9	10.5%
Sunrise of Staten Island	80%	New York	AL/ALZ	100 Residents /78 Units /63,000 SF	November 2006	June 2007	29.7	25.0	9.5%-10.0%
Sunrise of Sandy	80%	Salt Lake City	AL/ALZ	95 Residents /79 Units /58,000 SF	November 2006	April 2007	18.0	15.1	9.5%-10.0%
Sunrise of Scottsdale	80%	Phoenix	AL/ALZ	95 Residents /79 Units /60,000 SF	March 2007	April 2007	20.2	17.0	9.5%-10.0%
Sunrise of Rocklin	80%	Sacramento	AL/ALZ	78 Residents /64 Units /48,000 SF	April 2007	April 2007	18.6	15.7	8.25%-8.75%

Properties to be Acquired:

Sunrise of Thorne Mills on Steeles	0%	Toronto	IL/AL/ALZ	256 Residents /229 Units /210,000 SF	August 2007	4Q07	62.8 Cdn	52.7 Cdn	8.0%-8.5%
Casper Wyoming Hospital & MOB	0%	Casper, WY	Hosp/MOB	28 Beds / N/A Units / 50,132 SF	2Q08	2Q08	28.6	28.6	10.5%

[1]	Dollars in millions.